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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2002
Date of Report
(Date of earliest event reported)

Click2learn, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0024289 (Commission File No.)	91-1276003 (IRS Employer Identification Number)

110-110th Avenue NE
Bellevue, Washington 98004
(Address of Principal Executive Offices)

(425) 462-0501
(Registrant’s Telephone Number, Including Area Code)

Item 5.          OTHER EVENTS

On April 4, 2002 Click2learn, Inc. announced preliminary financial results for the first quarter of 2002.

Effective April 5, 2002, Dennis Worsley, Executive Vice President, Worldwide Sales and Marketing, is no longer with the Company.

Item 7.          FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS.

99.1	Click2learn, Inc. press release dated April 4, 2002 regarding preliminary financial results.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: April 8, 2002

Click2learn, Inc.

By:	/s/ John D. Atherly
Name: Title:	John D. Atherly Chief Financial Officer and Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Click2learn, Inc. press release dated April 4, 2002 regarding preliminary financial results.